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                                                                   EXHIBIT 10.15

                             EMPLOYMENT AGREEMENT

                           (Restricted Stock Holder)

     THIS EMPLOYMENT AGREEMENT (the "Employment Agreement") is made as of July 22, 1997, between AnswerThink Consulting Group, Inc., a Florida corporation (the "Company"), and Luis San Miguel ("Employee").

     1.   Employment.  The Company agrees to employ Employee and Employee
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accepts such employment for the period beginning as of the date hereof and ending upon the earlier of three years(s) from the date hereof (or such later date as agreed by Employee and the Company) and termination pursuant to Section 1(b) hereof (the "Employment Period").

          (a)  Salary, Bonus and Benefits.  During the Employment Period, the
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Company will pay Employee a base salary (the "Annual Base Salary") as the Board of Directors of the Company (the "Board") may designate from time to time, at the rate of not less than $175,000 per annum during each of the first three years of the Employment Period. Employee may also be eligible to earn a bonus pursuant to a bonus plan adopted by the Board for each fiscal year. Employee's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year. In addition, during the Employment Period, Employee will be entitled to such other benefits approved by the Board and made available to employees.

          (b)  Termination.  The Employment Period will continue until
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Employee's resignation, disability (as determined by the Board in its good faith judgment) or death or until the Board determines in its good faith judgment that termination of Employee's employment is in the best interests of the Company. If Employee's employment is terminated by the Company without Cause, during the period commencing on the date of termination and ending 6 months thereafter, the Company shall pay Employee regular salary payments based upon Employee's Annual Base Salary ("Severance Payments"). If Employee terminates employment with the Company for any reason, Employee shall be required to give Company written notice of the proposed termination ("Termination Notice") at least 6 months prior to the termination date. From the date the Company receives such Termination Notice until the termination date, Employee shall be obligated by the terms hereunder. Notwithstanding the foregoing, upon receiving the Termination Notice, Employer shall have absolute discretion to accelerate Employee's date of termination as deemed appropriate by the Company. In the event that Employee shall not provide Termination Notice in accordance with the time requirements set forth herein, Employee shall be responsible for all losses incurred by the Company as a result thereof. Notwithstanding the foregoing and without in any way modifying the provisions of Section 3 hereof, from and after the first date that Employee becomes employed with another Person, the Company, at its option, may eliminate or otherwise reduce the amount of Severance
Payments otherwise required to be made pursuant to this Section 1(b).

          (c)  Participation in Restricted Stock Plan. In connection with the
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execution of this Employment Agreement, Employee shall purchase a certain number of shares of the

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Company's Common Stock, such shares being subject to restrictions set forth in the Employee's Restricted Stock Agreement and the Company's Restricted Stock Plan (the "Plan").

     2.   Confidential Information.
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          (a)    Employee acknowledges that the information, observations and data obtained by such Employee concerning the business and affairs of the Company and its affiliates and their predecessors during the course of Employee's performance of services for, or employment with, any of the foregoing persons (whether or not compensated for such services) are the property of the Company and its affiliates, including information concerning acquisition opportunities in or reasonably related to the Company's business or industry of which Employee becomes aware during such period. Therefore, Employee agrees that Employee will not at any time (whether during or after the Employment Period) disclose to any unauthorized person or, directly or indirectly, use for Employee's own account, any of such information, observations or data without the Board's consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a direct or indirect result of Employee's acts or omissions to act or the acts or omissions to act of other senior or junior management employees of the Company. Employee agrees to deliver to the Company at the termination of Employee's employment, or at any other time the Company may request in writing (whether during or after the Employment Period), all memoranda, notes, plans, records, reports and other documents, regardless of the format or media (and copies thereof), relating to the business of the Company and its affiliates and their predecessors (including, without limitation, all acquisition prospects, lists and contact information) which Employee may then possess or have under Employee's control.

          (b)    Inventions and Patents. Employee acknowledges that all
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inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) that relate to the Company's actual or anticipated business, research and development or existing or future products or services and that are conceived, developed, made or reduced to practice by Employee while employed by the Company or any of its predecessors ("Work Product") belong to the Company and Employee hereby assigns, and agrees to assign, all of the above to the Company. Any copyrightable work prepared in whole or in part by Employee in the course of Employee's work for any of the foregoing entities shall be deemed a "work made for hire" under the copyright laws, and the Company shall own all rights therein. To the extent that any such copyrightable work is not a "work made for hire," Employee hereby assigns and agrees to assign to Company all right, title and interest, including without limitation, copyright in and to such copyrightable work. Employee shall promptly disclose such Work Product and copyrightable work to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm the Company's ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

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     3.  Noncompetition and Nonsolicitation.
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         (a)   Noncompetition.  Employee acknowledges that during the course of
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Employee's employment with the Company, Employee will become familiar with the
Company's and its affiliates' trade secrets and with other confidential information concerning the Company and its affiliates and that Employee's services will be of special, unique and extraordinary value to the Company and that the Company's ability to accomplish its purposes and to successfully pursue its business plan and compete in the marketplace depend substantially on the skills and expertise of Employee. Therefore, and in further consideration of the compensation being paid to Employee hereunder, Employee agrees that, during the Employment Period (the "Noncompete Period"), Employee shall not directly or indirectly own, manage, control participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company, or any business in which the Company has commenced negotiations or has requested and received information relating to the acquisition of such business within eighteen months prior to the termination of the Employee's employment with the Company, in any country where the Company or other aforementioned business conducts business.

         (b)   Nonsolicitation.  During the time period following Termination
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until six months thereafter, Employee shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way willfully interfere with the relationship between the Company and any employee thereof (ii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company to cease doing business with the Company or in any way interfere with the relationship between any such customer, supplier, licensee or business relationship and the Company or (iii) initiate or engage in any discussions regarding an acquisition of, or Employee's employment (whether as an employee, an independent contractor or otherwise) by, any businesses in which the Company has entertained discussions or has requested and received information relating to the acquisition of such business by the Company upon or within the 18 month period prior to the termination of the Employee's employment with the Company.

         (c)   Enforcement.  If, at the time of enforcement of Section 2 or 3 of
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this Employment Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Employee's services are unique and because Employee has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of any provision of this Employment Agreement. Therefore, in the event a breach or threatened breach of any provision of this Employment Agreement, the Company may, in addition to other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).


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         4.  Choice of Law. The corporate law of the State of Florida will
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govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Employment Agreement hereto will be governed by and construed in accordance with the laws of the State of Florida without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

         5.  Amendment and Waiver. The provisions of this Employment Agreement
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may be amended and waived only with the prior written consent of at least 70% of the Company's Board and the Employee.

         6.  Severability. Whenever possible, each provision of this Employment
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Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Employment Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Employment Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         7.  Complete Agreement. This Employment Agreement, those agreements and
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documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Employee hereby releases the Company and its affiliates and its and their predecessors from any obligation or liability the Company or any of its affiliates or its or their predecessors owes or owed to Employee or any of his affiliates and related persons prior to the date hereof.

         8.  Successors and Assigns. Except as otherwise provided herein, this
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Employment Agreement shall bind and inure to the benefit of and be enforceable by Employee and the Company and their respective successors and permitted assigns.

         9.  Indemnification and Reimbursement of Payments on Behalf of
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Employee. The Company shall be entitled to deduct or withhold from any amounts
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owing from the Company to the Employee any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") imposed with respect to the Employee's compensation or other payments from the Company or the Employee's ownership interest in the Company, including, but not limited to, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock. The Employee shall indemnify the Company for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

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     10.  Definitions. For purposes of this Employment Agreement, the following
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terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

          (a) "Cause" shall mean (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of their customers or suppliers, (ii) conduct tending to bring the Company into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the office held by Employee as reasonably directed by the Board and such failure is not cured within 30 days after Employee receives notice thereof from the Board, (iv) gross negligence or willful misconduct with respect to the Company or (v) any breach of Sections 2 or 3 of this Employment Agreement.

          (b) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

          (c) "Company" shall refer to AnswerThink Consulting Group, Inc. and any Subsidiaries, successors in interest, or assigns thereto.

          (d) "Effective Date" shall mean the date on which this Employment Agreement was executed by the undersigned parties.

          (e) "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a government entity or any department, agency or political subdivision thereof.

          (f) "Subsidiary" means any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the Board directly or through one or more subsidiaries.

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     IN WITNESS WHEREOF, the parties hereto have executed this Employment
Agreement on the date first written above.

                                       ANSWERTHINK CONSULTING GROUP, INC.

                                       By: /s/ Ted A. Fernandez
                                          ---------------------------------
                                          Ted A. Fernandez, Chief Executive
                                          Officer and President

Agreed and Accepted:

By: /s/ Luis San Miguel
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   Luis San Miguel
   13150 S.W. 106th St.
   Miami, Fl  33186


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